Filed pursuant to Rule 497(e)
Securities Act File No. 333-196273
Investment Company Act File No. 811-22930

USCF ETF TRUST

USCF Sustainable Commodity Strategy Fund (ZSC)

Supplement dated December 4, 2025

to the Prospectus and Statement of Additional Information dated October 30, 2025

Principal U.S. Listing Exchange: NYSE Arca, Inc.

IMPORTANT NOTICE REGARDING CHANGES IN

PRINCIPAL INVESTMENT STRATEGIES

This Supplement contains information, which amends, supplements or modifies certain information contained in the Prospectus and Statement of Additional Information (the “SAI”) of USCF Sustainable Commodity Strategy Fund (the “Fund”) and should be read in conjunction with the Prospectus and SAI.

On January 5, 2026, certain material principal investment strategies of the Fund will be revised as follows:

All references in the Prospectus and SAI to the Fund investing in rare earth metals and the equity securities of companies located in both the United States and in foreign countries will be removed.

All references in the Prospectus and SAI to the Fund investing in “Commodities Equities” will be removed.

In the “Fund Summary – Fees and Expenses of the Fund” section of the Prospectus, the “Annual Fund Operating Expenses” table is hereby deleted and replaced with the following table:

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.79%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.79%
Fee Waiver(2)	(0.20)%
Total Annual Fund Operating Expenses After Fee Waiver	0.59%

(1)	The Fund pays USCF Advisers LLC (the “Adviser”) an annual unitary management fee based upon the Fund’s average daily net assets at the rate set forth above. The Adviser is responsible for all direct expenses of the Fund, including the costs of investing in the Subsidiary (as defined below), except expenses for taxes and governmental fees; brokerage fees; commissions and other transaction expenses; costs of borrowing money, including interest expenses; securities lending expenses; extraordinary expenses (such as litigation and indemnification expenses); and fees and expenses of any independent legal counsel.

(2)	The Adviser has contractually agreed through October 31, 2026 to waive 0.20% of its management fee. The agreement may be amended or terminated prior to October 31, 2026 only by agreement of the Board of Trustees (the “Board”) of USCF ETF Trust (the “Trust”) and the Adviser, and will terminate automatically if the investment advisory agreement between the Adviser and the Fund is terminated. After October 31, 2026, the Adviser, in its sole discretion, may choose to renew or amend the agreement, subject to approval by the Board. Amounts waived are not subject to recoupment by the Adviser.

In the “Fund Summary – Principal Investment Strategies of the Fund” and “Additional Investment Objective, Strategies, and Risk Information – Additional Information about Principal Investment Strategies of the Fund” sections of the Prospectus, the following will supersede and replace any contrary information:

The Fund seeks to provide broad exposure to commodities across three different sustainability focused themes: agriculture, renewable energy, and battery and electrification metals.

The Fund’s exposure to each of the three sustainability themes will be approximately weighted: (1) 40% to agriculture, (2) 20% to renewable energy, and (3) 40% to battery and electrification metals.

Renewable Energy

The Fund’s exposure to the renewable energy theme will consist of investments in renewable commodity futures (such as ethanol futures and biomass futures, to the extent suitable options are or become available) as well as RIN futures, REC futures and LCFS Credit futures, among other environmental futures contracts.  The Fund may invest in other futures contracts as they become available when other renewable energy sources are developed and are able to be commoditized.

Battery and Electrification Metals

The Adviser believes that demand for certain metals will increase as the global economy undergoes a process known as “Electrification.” During Electrification, energy derived from sustainable sources such as wind, solar, and hydroelectric power will gradually replace energy generated by fossil fuels. The infrastructure needed to produce and store that energy as electricity in batteries (“Battery and Electrification Infrastructure”) will require substantial amounts of certain metals. As a result, Electrification may lead to rising prices for these metals over time. Specifically, the Fund’s holdings will consist of instruments tied to industrial metals and precious metals (the “Metals” and each, a “Metal”) that are used in batteries, battery charging infrastructure, and sustainable energy generation and storage infrastructure. The Fund’s Metals Derivatives will be expected to include metals such as cobalt, copper, iron ore, lithium, nickel, and other metals currently used in Battery and Electrification Infrastructure. Specific metals may be added or removed as eligible metals when changes occur in the evolution of battery and electrification metals technology, and when exposure to these metals can be obtained.

In the “Fund Summary – Principal Risks of Investing in the Fund” and “Additional Investment Objective, Strategies, and Risk Information – Additional Principal Risk Information about the Fund” sections of the Prospectus, “Common Stock Risk,” “Small and Mid-Capitalization Risk,” “Metals and Mining Companies Risk,”
“Foreign Securities Risk,” “Emerging Markets Risk,” “China Risk,” “Stock Connect Investing Risk,” “Rare Earth Metal Companies Risk,” and “Illiquid Investments Risk” will be removed and the following will supersede and replace any contrary information:

Foreign Derivatives Risk. The Fund may invest in derivatives that trade on foreign exchanges. Unlike trading on domestic exchanges for certain derivatives instruments, trading on foreign exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless the Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. Foreign exchanges may be subject to less government supervision and regulation than is applicable to U.S. exchanges. Foreign exchanges may be open on days when the Fund does not price its shares, so the value of the securities held by the Fund may change on days when shareholders will not be able to purchase or sell the Fund’s shares. Conversely, shares of the Fund may trade on days when foreign exchanges are closed, so there may be changes between the last quoted price from the portfolio security’s closed foreign market and the value of the foreign security during the Fund’s domestic trading day. These factors may result in differences between the market price of the Fund’s shares and the underlying value of those shares. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the Adviser’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume. Transactions on foreign exchanges may include both instruments which are traded on domestic exchanges and those which are not.

Renewable Energy Sector Risk. Investments in the renewable and alternative energy sector can be significantly affected by the following factors: obsolescence of existing technology, short product cycles, legislation resulting in more strict government regulations and enforcement policies, fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects, the supply of and demand for oil and gas, world events and political and economic conditions. The renewable energy industry is relatively nascent in comparison to more established and mature sectors, and should therefore be regarded as having greater investment risk.

In the “Additional Investment Objective, Strategies, and Risk Information – Additional Principal Risk Information about the Fund – Commodities Tax Risk” and “Tax Information – Tax Information about Investments in Commodities and the Subsidiary” sections of the Prospectus, the following will supersede and replace any contrary information:

The income inclusion from a CFC will be treated as qualifying income for purposes of the RIC source-of-income requirements if the CFC distributes such income in the same taxable year that such income is includable in the RIC’s taxable income.

In the “Tax Information” section of the Prospectus, the last sentence of the second paragraph will be removed.

In the “Tax Information – Taxes on Dividends and Distributions” section of the Prospectus, the second paragraph will be removed in its entirety.

Please retain this supplement for future reference.